                              LEASE OF OFFICE SPACE

                                       IN

                               METROCENTER PHASE V

                                     BETWEEN

                                 L&B SERBO FUND

                                 AS LANDLORD AND

                              PAPNET OF OHIO, INC.

                                    AS TENANT

                                TABLE OF CONTENTS



ARTICLE I.               BASIC LEASE PROVISIONS
       Section 1.1       Building
       Section 1.2       Premises
       Section 1.3       Lease Term
       Section 1.4       Base Rental
       Section 1.5       Tenant's Share of Operating Costs
       Section 1.6       Permitted Uses by Tenant
       Section 1.7       Security Deposit
       Section 1.8       Commitment Deposit


ARTICLE II.              LEASED PREMISES
       Section 2.1       Premises Improvement Agreement
       Section 2.2       Net Rentable Area
       Section 2.3       Agreed Square Footage


ARTICLE III.             COMMENCEMENT DATE
       Section 3.1       Commencement Date


ARTICLE IV.              RENTAL
       Section 4.1       Payment
       Section 4.2       Base Rental
       Section 4.3       Adjustment to Base Rental
       Section 4.4       Tenant's Share of Operating Costs
       Section 4.4(A)    Landlord Records
       Section 4.5       Real Estate Taxes
       Section 4.6       Rental Definition


ARTICLE V.               PERMITTED USES BY TENANT
       Section 5.1       Permitted Uses by Tenant


ARTICLE VI.              LANDLORD'S SERVICES
       Section 6.1       Electricity
       Section 6.2       Air-Conditioning
       Section 6.3       Heat
       Section 6.4       Water
       Section 6.5       Janitorial Services
       Section 6.6       Elevator Service
       Section 6.7       No Liability
       Section 6.8       Special and Additional Uses
       Section 6.9       Governmental Limits


ARTICLE VII.             OTHER IMPOSITIONS
       Section 7.1       Other Impositions


ARTICLE VIII.            ASSIGNMENT AND SUBLEASE
       Section 8.1       Limitations
       Section 8.2       Right of First Refusal

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ARTICLE IX.              COMPLIANCE WITH LAWS
       Section 9.1       Compliance with Laws


ARTICLE X.               QUIET ENJOYMENT
       Section 10.1      Quiet Enjoyment


ARTICLE XI.              SIGNS
       Section 11.1      Signs


ARTICLE XII.             CARE OF PREMISES AND BUILDING
       Section 12.1      Waste
       Section 12.2      Alterations, Additions or Improvements
       Section 12.3      Flammables, Explosives or Toxic Substances
       Section 12.4      Property and Improvements at Tenant's Risk
       Section 12.5      Landlord's Repairs and Maintenance


ARTICLE XIII.            WAIVER OF CLAIMS AND INDEMNIFICATION
       Section 13.1      Waiver of Claims
       Section 13.2      Indemnification
       Section 13.3      Definition of Landlord and Tenant

ARTICLE XIV.             DAMAGE AND DESTRUCTION
       Section 14.1      Obligation to Repair of Rebuild
       Section 14.2      Commencement and Completion of Work
       Section 14.3      Application of Proceeds
       Section 14.4      Tenant's Fixtures and Improvements
       Section 14.5      Abatement of Rent
       Section 14.6      Options to Terminate
       Section 14.7      Landlord's Insurance


ARTICLE XV.              WAIVER OF SUBROGATION
       Section 15.1      Waiver of Subrogation


ARTICLE XVI.             TENANT'S INSURANCE
       Section 16.1      General Provisions With Regard to Insurance


ARTICLE XVII.            EMINENT DOMAIN
       Section 17.1      Eminent Domain


ARTICLE XVIII.           ACCESS TO PREMISES
       Section 18.1      Access to Premises


ARTICLE XIX              NOTICES
       Section 19.1      Notices


ARTICLE XX.              FAILURE TO PERFORM, DEFAULTS, REMEDIES
       Section 20.1      Defaults


                                       ii

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       Section 20.2      Remedies
       Section 20.3      Deficiency
       Section 20.4      Breach by Tenant


ARTICLE XXI.             CONDITION OF PREMISES
       Section 21.1      Condition of Premises


ARTICLE XXII.            LANDLORD'S TITLE
       Section 22.1      Landlord's Title


ARTICLE XXIII. LANDLORD'S RIGHT TO PERFORM FOR ACCOUNT OF TENANT AND ATTORNEYS' FEES
       Section 23.1 Landlord's Right to Perform for Account of Tenant and Attorneys' Fees


ARTICLE XXIV.            SUCCESSORS AND ASSIGNS
       Section 24.1      Successors and Assigns


ARTICLE XXV.             RESERVATIONS BY LANDLORD
       Section 25.1.     Reservations by Landlord


ARTICLE XXVI.            RULES AND REGULATIONS
       Section 26.1      Rules and Regulations


ARTICLE XXVII.           NON-WAIVER
       Section 27.1      Non-Waiver


ARTICLE XXVIII.          OTHER TENANTS
       Section 28.1      Other Tenants


ARTICLE XXIX.            MISCELLANEOUS PROVISIONS
       Section 29.1      No Constructive Eviction
       Section 29.2      Landlord's Lien
       Section 29.3      Subordination
       Section 29.4      Tenant Estoppel Certificates
       Section 29.5      Relocation
       Section 29.6      Brokerage Fees
       Section 29.7      Unenforceability/Joint and Several Liability
       Section 29.8      Headings, Miscellaneous
       Section 29.9      Holding Over
       Section 29.10     Payments
       Section 29.11     Time Is of the Essence
       Section 29.12     Overload
       Section 29.13     Liability of Landlord
       Section 29.14     Addendums, Riders and Exhibits
       Section 29.15     Governing Law
       Section 29.16     Recordation of Lease
       Section 29.17     Not Binding Lease
       Section 29.18     Guarantors

                                LIST OF EXHIBITS


       EXHIBIT A            Delineation of Premises

       EXHIBIT B            Rules and Regulations

       EXHIBIT C            Premises Improvement Agreement

       EXHIBIT C-1          Tenant Improvements

       EXHIBIT D            Statement Specifying Commencement Date and
                            Termination Date

       EXHIBIT E            Additional Space

       EXHIBIT F            Janitorial Schedule


                                       iv

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                              METROCENTER PHASE IV



       THIS LEASE AGREEMENT, made as of the ________day of August, 1996, by and between L&B SERBO Fund, hereinafter referred to as "Landlord", and Papnet of Ohio Inc., an Ohio corporation hereinafter referred to as "Tenant".


                                   WITNESSETH:

       WHEREAS, Landlord desires to lease to Tenant certain premises located in its office building hereinafter defined and Tenant desires to lease the same upon the terms and conditions and for the good and valuable consideration described in this lease agreement, hereinafter sometimes referred to as the "Lease";

       NOW, THEREFORE, the parties hereto agree as follows:


                                       I.

                             BASIC LEASE PROVISIONS

       1.1 BUILDING. MetroCenter Phase IV, consisting of approximately 101,536 square feet of Net Rentable Area (as hereinafter defined), located at 425 Metro Place North, Dublin, Ohio 43017. The term "Building" shall include the parking lot or other parking facilities used in connection which such building, the land on which such building is located and all improvements on such land on which such building is located and all appurtenances with respect to such land and building.

       1.2 PREMISES. The Premises, designated as Suite #140, are located on the 1st floor(s) of the Building, consist of 1,947 square feet of Net Rentable Area and are separately outlined and shown on Exhibit "A" attached hereto.

       1.3 LEASE TERM. The Lease Term is for a period of sixty (60) months, commencing on the 15th day of September, 1996, (the "Commencement Date"), unless otherwise defined in Article III, and ending at midnight on the 14th day of September, 2001, (the "Termination Date") unless otherwise defined in Article 111, or at such earlier date as this Lease may be terminated as hereinafter provided.

       1.4 BASE RENTAL. The Base Rental rent shall be at the annual rental rate of $20,443.50 from August 15, 1996 through August 14, 1997; $20,930.25 from
August 15, 1997 through August 14, 1998; and $21,417.00 from August 15, 1998 through August 14, 1999; and $21,903.75 from August 15, 1999 through August 14, 2000; and $22,390.50 from August 15, 2000 through August 14, 2001 payable monthly in advance in the amount of $1,703.63 per month from August 15, 1996 through August 14, 1997; $1,744.19 from August 15, 1997 through August 14, 1998; and $1,784,75 from August 15, 1998 through August 14, 1999; and $1,825,31 from August 15, 1999 through August 14, 2000; and $1,910,88 from August 15, 2000 through August 14, 2001. Base Rental shall also include sales tax, if applicable. Base Rental shall be adjusted in accordance with Section 4.3 of this Lease.

       1.5 TENANT'S SHARE OF OPERATING COSTS. Tenant's share of Building Operating Costs and Real Estate Taxes shall be 1.92% of such costs as provided in Sections 4.4 and 4.5. Tenant's share of Building Operating Costs and Real Estate Taxes shall include sales tax, if applicable.

       1.6 PERMITTED USES BY TENANT. The Premises shall be fully occupied and used by Tenant exclusively, solely for the following purposes: GENERAL OFFICE USE.

                                       II.

                                 LEASED PREMISES

       2.1 PREMISES IMPROVEMENT AGREEMENT. Landlord leases, demises and lets to Tenant the Premises and Tenant hereby leases from Landlord the Premises complete with improvements as set forth under the terms of the Premises Improvement Agreement, Exhibit "C", attached hereto and executed between Landlord and Tenant in connection with this Lease.

       2.2 NET RENTABLE AREA. The term "Net Rentable Area" as used herein shall refer to the sum of: (1) the Net Usable Area which is computed by measuring to the inside finish of the Building's exterior glass line, to the exterior side of partitions which separate the Premises from the Building's interior nonrentable areas which are not within the Premises, and to the center of partitions that separate the Premises from adjoining rentable areas; plus (2) a pro rata portion of the Building's floor area used for corridors, elevator lobbies, ground floor lobbies, vestibules, service and freight areas, restrooms, elevator and mechanical machine rooms, telephone and electrical closets, and other similar facilities provided for the benefit of all tenants of the Building, visitors to the Building, or Landlord (such areas collectively defined as "Common Areas"). No deduction shall be made for columns or projections necessary to the Building.

       2.3 AGREED SQUARE FOOTAGE. It is agreed between the parties hereto that the square footage of the Premises shall be as stated in Section 1.2 hereof and shall be considered final for all purposes under this Lease.


                                      III.

                                COMMENCEMENT DATE

       3.1 COMMENCEMENT DATE. Unless otherwise provided herein, the Commencement Date and Termination Date shall be as set forth in Section 1.3. If the Landlord is unable to give possession of the Premises on the date set forth in Section 1.3 by reason of holding over of any tenant or because construction, repairs, or improvements being made or to be made by Landlord are not substantially completed, the Commencement Date and Termination Date shall be postponed for the period that possession by Tenant is delayed for causes other than delays caused by Tenant, but under no circumstances shall Landlord be responsible for direct or consequential damages because of its inability to furnish possession to Tenant by any particular date. If the Commencement Date is after the date set forth in Section 1.3, it shall not be later than the date upon which the Premises would have been substantially completed but for delays caused by Tenant. Should Tenant occupy the Premises prior to the date set forth in
Section 1.3, with such early occupancy being in all respects fully approved in writing by Landlord, all terms of this Lease shall then commence and the term of this Lease and the Rental provided herein shall go into effect (being prorated if necessary on an actual daily basis for the first month if the Commencement Date is other than the first day of a calendar month). It is mutually agreed that the Commencement Date of the term under such early occupancy shall be the date Tenant takes occupancy of the Premises and that the Termination Date stated above shall remain in effect. When the Commencement Date and Termination Date of the Lease Term have been determined as provided herein, Landlord shall deliver and Tenant shall execute a statement specifying the Commencement Date and the Termination Date of the Lease Term, in the form of Exhibit "D" attached hereto.


                                       IV.

                                     RENTAL

       4.1 PAYMENT. Tenant shall pay to Landlord in advance in legal tender of the United States of America, without any demand, setoff or deduction whatsoever, at the office of Landlord or at such place or to such agent as Landlord may from time to time designate in writing, Rental comprised of a Base Rental, and Tenant's share of Operating Costs and Real Estate Taxes as hereinafter defined along with sundry charges and reimbursable costs. Landlord may accept partial payment of any of the payments enumerated in this Section 4.1 without prejudice to any of Landlord's rights or remedies.

       4.2 BASE RENTAL. The Base Rental as provided in Section 1.4 shall be paid in advance, promptly upon the first day of every month of the term hereof provided that the first month's rent shall be due on the Commencement Date, whether or not it is the first day of a month. If the initial or final month is less than a full calendar month, the Base Rental for such month shall be reduced proportionately.

       4.4    TENANT'S SHARE OF OPERATING COSTS.

              (a) Landlord shall pay, in the first instance, all Operating Costs incurred by Landlord in the efficient management, operation and maintenance of the Building. For these purposes, "Operating Costs" shall mean, for any calendar year, the sum of all expenses, costs and disbursements which Landlord shall pay or become obligated to pay because of or in connection with the management, operation and maintenance of the Building, including any parking facilities or lots and the grounds and land upon which the building and parking facilities or lot are situated including but not limited to the following: all management office and administrative expenses; expenses incurred for heat, cooling and other utilities; cost of all insurance; all Real Estate Taxes as defined in Section 4.5; cost of janitorial and cleaning service, trash collection services, pest control and security service; salaries, wages and other personnel costs of engineer, superintendents, watchpersons, and all other employees of the Building; charges under maintenance and service contracts for elevators, chillers, boilers and/or controls; window cleaning; building and grounds maintenance; parking facility or lot maintenance; management fees; the cost of permits and licenses; all maintenance and repair expenses and supplies including replacement of fluorescent light bulbs and ballasts in building standard lighting fixtures; amortization or depreciation allocated over the estimated useful life of each such item, interest and other debt costs with respect to equipment or capital items purchased which are labor saving or energy conserving devises used in the maintenance and operation of the building which eliminate or reduce any component of Operating Costs or equipment, systems or other capital expenditures purchased to comply with any law, ordinance, regulation or directive of any governmental agency or body which law, ordinance, regulation or directive did not exist at the date of this Lease; and all other costs and expense properly incurred in the operation and maintenance of an office building. Operating Costs shall exclude the following: cost of alterations of all rentable premises; real estate brokers' lease commissions; payment of principal and interest on mortgages except those qualifying for inclusion as listed above; cost to Landlord of any work or service performed for any tenant at the cost of such tenant; and capital expenditures except those qualifying for Inclusion as listed above.

              (b)    In determining the amount of Operating Costs for any year,
       (1) if less than 95% of the Net Rentable Area contained in the Building shall have been occupied by tenants or allocated to them, at any time during the year, Operating Costs shall be deemed for the purposes of this Paragraph to be increased to an amount equal to the like Operating Cost which would normally be expected to be incurred had such occupancy and allocation been 95% and had such occupancy and allocation been made during the entire period, or (2) if Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Cost) to a tenant who had undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Costs shall be deemed for the purposes of this Paragraph to be increased by an amount equal to the additional Operating Cost which would reasonably have been incurred during such period by Landlord if it had, at its own expense, furnished such work or service to such tenant.

              (c) For each calendar year, Tenant agrees to pay, as Additional Rent, Tenant's pro rata share, as set forth in Section 1.5, of the Operating Costs for such calendar year hereinafter referred to as "Operating Costs". Tenant shall pay said Additional Rent in the following manner:

                     (i) On or about the Commencement Date, Landlord shall provide Tenant with a statement of Tenant's share of Operating Costs from the Commencement Date through December 31 of such year. Thereafter, prior to the last day of each calendar year falling within the Lease Term, Landlord shall provide Tenant with a statement of estimated Operating Costs for the upcoming calendar
              year.   Said statement shall be based upon Landlord's reasonable
              estimate of anticipated costs. Beginning on the Commencement Date and on January 1 of each other calendar year during the term hereof, Tenant shall pay, as Additional Rent, its pro rata share (as set forth in Section 1.5) of said estimated Operating Costs in twelve (12) equal monthly installments (or in the case of the initial estimate, the number of months (including the month in which the Commencement Date occurs) through December 31 of such year), payable in advance promptly upon the first day of each month during the term hereof. If Landlord determines that the Operating Costs are greater than the amount estimated on or about the Commencement Date, or prior to the last day of the calendar year, then Landlord may deliver to Tenant on the first day of March, June, September or

              December as appropriate, the revised amount of Additional Rent and Tenant shall pay to Landlord within twenty (20) days of Tenant's notification of the revised amount, the difference between the amount so estimated and the revised estimate for the portion of the current calendar year which has expired. Monthly installments of Additional Rent will be increased for the months following the receipt by Tenant of the revised estimate of Operating Costs to Tenant's pro rata share of the annual revised Operating Costs divided by twelve (12) (or in the case of the initial estimate, the number of months (including the month in which the Commencement Date occurs) through December 31 of such year).

                     (ii) Not more than one hundred eighty (1 80) days following the last day of each calendar, Landlord shall provide Tenant with a written statement comparing the amount of estimated Operating Costs paid by Tenant in and for the calendar year or part thereof just ended with Tenant's pro rata share, as set forth in Section 1.5, of the Operating Costs actually incurred for said period. If the amount of estimated Operating Costs paid by Tenant for such prior calendar year or part thereof exceeds the amount Tenant should have paid for said period, Landlord shall give Tenant a credit against current payments of Rental. If, however, the amount of estimated Operating Costs paid by Tenant for such prior calendar year or part thereof is less than the amount Tenant should have paid for said period, Tenant shall pay Landlord, as additional rent, the difference within twenty (20) days following Tenant's receipt of written notice thereof.

       4.4(A) LANDLORD RECORDS. Tenant shall have the right to examine locally, during regular business hours and upon reasonable written notice to Landlord, Landlord's records of Operating Costs actually incurred for said period at a location designated by Landlord within 90 days of receipt of the statement of Operating Costs from Landlord, provided Tenant is not then in default. In the event of a dispute between the parties with respect to any item of Operating Costs, said dispute shall be resolved by an independent Certified Public Accountant approved by both parties. If upon review by the Certified Public Accountant appointed by the parties it is determined that an adjustment in Operating Costs should occur and said adjustment is greater than five percent (5%), then the expense of the review will be paid by Landlord and the appropriate adjustment made. If the review reveals an adjustment is necessary but that said adjustment is five percent (5%) or less, then the expense of the review will be paid by the Tenant and the appropriate adjustment will be made thereafter. Tenant, its employees, agents and representatives shall hold the results of the examination and any information obtained in the course of the examination in strict confidence. Tenant's right of examination shall in no way affect Tenant's obligations under this Section 4.4 to pay Tenant's pro-rata share of estimated and actual Operating Costs, but if such examination reveals any errors, adjustments shall be made between Landlord and Tenant within sixty
(60) days.

       4.5 REAL ESTATE TAXES. "Real Estate Taxes" means all general and special real estate taxes, special assessments and other ad valorem taxes, levies and assessments (net of any refund) paid upon or in respect of the Building and the land upon which the Building is located (the "Land") and all taxes or other charges imposed in lieu of any such taxes including fees of counsel and experts which are reasonably incurred by, or reimbursable by, Landlord in seeking any reduction in the assessed valuation of the Building
and/or the Land or a judicial review thereof.   If any such application or
review results in a refund on account of any prior assessment, Landlord shall, after payment of reasonable expenses incurred in connection therewith (whether by Landlord, Tenant or other tenants of the Building), reimburse Tenant its pro rata share of such refund. Notwithstanding the foregoing, the term "Real Estate Taxes" shall under no circumstances include any interest or penalties paid by Landlord as a result of Landlord's not paying Real Estate Taxes when due and payable, any net income, franchise or capital gains tax, inheritance tax or estate tax imposed or constituting a lien upon Landlord or all or any part of the Building or Land.

       4.6 RENTAL DEFINITION. For all purposes with respect to this Lease and the remedies available to Landlord under the terms hereof and under the laws of the State of Ohio, the term "Rental" shall include, without limitation, (a) Base Rental; (b) Tenant's share of Operating Costs;

and (c) sundry charges and reimbursable costs as otherwise provided for in this Lease, made during the made during the term of this Lease. Any Rental payment due hereunder shall be deemed delinquent if not received by Landlord on the date on which it first became due.


                                       V.

                            PERMITTED USES BY TENANT

       5.1 PERMITTED USES BY TENANT. Tenant represents, covenants and warrants that the Premises will be used by its agents, employees, etc. lawfully for the purposes set forth in Section 1.6 and for no other purpose.


                                       VI.

                               LANDLORD'S SERVICES

       6.1 ELECTRICITY. Landlord shall furnish or cause to be furnished, electricity for office lighting and electrical outlets shown on the Drawings and Specifications referred to in Exhibit C attached to this Lease. Tenant's use of electric energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. To insure that such capacity is not exceeded and to avert possible adverse effects upon Building electric service, Tenant shall not, without Landlord's prior written consent in each instance, (i) connect: reproducing equipment; electronic data processing equipment; heating or air-conditioning equipment; special lighting in excess of the building standard specifications nor any other item of electrical equipment which (singly) consumes more than permitted by the building standard specifications or (ii) make any alteration or addition to the electric system of the Premises existing on the Commencement Date of this Lease. Should Landlord grant such consent, all additional risers or other equipment required thereof shall be provided by Landlord and the cost thereof, including fifteen percent (15%) of direct cost for Landlord's overhead and profit, shall be paid by Tenant upon Landlord's demand.

       6.2 AIR-CONDITIONING. Landlord shall furnish or cause to be furnished, air-conditioning between 68 DEG. to 75 DEG. Fahrenheit to provide the reasonably comfortable occupancy of the Premises under normal business conditions, during normal business hours, Monday through Saturday; Sundays, and legal holidays excepted. The foregoing refers to air-conditioning under normal use and does not include any areas which develop excessive heat from machines, lights, sun, overcrowding or other sources. The equipment installation and energy consumption for air conditioning and heating all such areas which require special treatment shall, upon Landlord's written consent, be installed and/or paid for by Tenant. If Tenant requires air-conditioning outside the hours and days specified above, Landlord shall, upon reasonable advance notice furnish such service.

       6.3 HEAT. Landlord shall furnish or cause to be furnished, heat between 68 DEG. to 75 DEG. Farenheit to Premises under normal business conditions, during normal business hours, Monday through Saturday; Sundays and legal holidays excepted, during those portions of each year that heating may be necessary, so as to provide a temperature condition required for the reasonably comfortable occupancy of the Premises under normal business conditions; between 68 DEG. - 75 DEG. Farenheit. If Tenant requires heat outside the hours and days specified above, Landlord shall, upon reasonable advance notice furnish such service.

       6.4 WATER. Landlord shall furnish or cause to be furnished, water from the City of Columbus mains for use in the Common Areas for drinking, lavatory and toilet purposes, drawn through fixtures installed by Landlord, or by Tenant with Landlord's written consent, and warm water for lavatory purposes from regular Building supply at reasonable temperatures as determined by Landlord. Landlord will also provide reasonable quantities of water for kitchen and other purposes if provided for on Plans and Specifications referred to in Exhibit C attached to this Lease. Tenant shall not install any equipment which uses water without the prior express written consent of Landlord which consent may be conditional upon the requirement that such usage be separately metered. The Landlord's consent to the installation of water equipment shall not relieve Tenant from the obligation to use no more water than the safe capacity.

       6.5 JANITORIAL SERVICES. Landlord shall furnish or cause not be furnished, janitorial services, subject to work limitations as may be set forth in any applicable union or other collective bargaining agreement with Landlord. In no event shall such services include washing dishes, cups and/or similar items. Landlord reserves the right to charge for extra services over and above the building standard specifications. Refer to Exhibit "F".

       6.6 ELEVATOR SERVICE. Landlord shall furnish or cause to be furnished without additional charge, normal passenger elevator service in common with Landlord, to tenants of and visitors to the Building. Operatorless automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph.

       6.7 NO LIABILITY. Interruption or malfunction of the above utilities, services and/or telephone service shall not constitute an eviction or disturbance of Tenant or a breach of this Lease by Landlord. Nor shall such temporary interruption or malfunction render Landlord liable for damages (whether consequential or otherwise). The foregoing notwithstanding, Tenant shall be entitled to a reasonable rent abatement, as Tenant's sole remedy, if any of the above utilities or services are totally interrupted, and Landlord has the ability to restore such service and fails to do so within twenty-four hours after Landlord is notified of such interruption.


       6.8 SPECIAL AND ADDITIONAL USAGE. Landlord may impose reasonable charges for any utilities or services provided to Tenant by Landlord in excess of the amount normally provided to other tenants in the Building, by reason of any use of the Premises at any time other than the normal business hours of the Building or any special utility or service needs created by Tenant's use of the Premises. Landlord, at its option and its own expense, may require installation of metering devices, for purposes of metering Tenant's excess usage.

       6.9 GOVERNMENTAL LIMITS. Anything hereinabove to the contrary notwithstanding, Landlord and Tenant agree the Landlord's obligations to furnish heat, electricity, air conditioning water and other services to the Premises shall be subject to and limited by all laws, rules and regulations of any governmental authority affecting supply, distribution, availability, conservation or consumption, by all of which Landlord shall abide. Landlord shall not be in default hereunder nor shall Tenant's obligations hereunder be affected by Landlord's compliance with such laws, rules and regulations.


                                      VII.

                                OTHER IMPOSITIONS

       7.1 OTHER IMPOSITIONS. In addition to the Rental provided hereunder, Tenant agrees to pay each and all license and permit fees and all taxes and increase in taxes levied and assessed by any governmental body by virtue of any leasehold improvements of Tenant or by virtue of Tenant, conducting its described use, business or operation on the Premises, the employment of agents, servants, or other third parties, the bringing, keeping or selling of personal property or chattels or whatsoever nature from the Premises. The foregoing is intended to bind Tenant to pay, and promptly discharge, all taxes and/or levies, together with related interest and penalties, whether assessed by Federal or State authority or any political subdivision thereof, directly or indirectly related to its business, improvements, functioning, employment, assets, existence, sales, entertainment, or the like. Tenant specifically agrees to reimburse Landlord for any increase in ad valorem taxes resulting from use of fixtures or improvements by Tenant which Landlord becomes obligated to pay. Tenant shall pay any and all assessments against any and all personal property placed in the Building by Tenant.


                                      VIII.

                             ASSIGNMENT AND SUBLEASE

       8.1 LIMITATIONS. Tenant shall not make or permit any assignment (by operation of law or otherwise) of this Lease without the prior express written consent of Landlord. Tenant shall make no sublease or mortgage of this Lease, in whole or in part, without the prior express written consent of Landlord. Tenant shall not permit the use or occupancy of the Premises, or any portion thereof, by anyone other than Tenant and shall not make any transfer of any nature whatsoever of its right under this Lease or of Tenant's interest set forth in this Lease without the prior written consent of Landlord which shall not be unreasonably withheld. Further, Tenant shall pay to Landlord the cost of Landlord's attorney's fees in a reasonable amount for each consent requested by Tenant not to exceed $500.00. Any such assignment or subletting, whether approved by Landlord or not, or whether any such assignment or subletting is a permitted assignment or sublease under Section 8.2 hereunder, shall not relieve Tenant of any liability for the total agreed rentals due hereunder nor from Tenant's obligation to perform all the covenants herein contained including but not limited to compliance with the use set forth in Section 5.1. It is further understood and agreed that any such request for Landlord's approval of a proposed subletting or assignment shall be accompanied by a true and complete copy of the sublease or assignment which Tenant proposes to execute, which form shall be subject to Landlord's review and approval. Any written consent which may in any specific instance or circumstance be given by Landlord shall not imply or be deemed to be consent in any other instance or circumstance.

       8.2 RIGHT OF FIRST REFUSAL. In addition to the prohibition on transfers or assignments without Landlord's prior written consent set forth this
Section 8.1 hereof, and not in modification or diminution thereof, if at any time, and from time to time, during this Term, Tenant shall receive an acceptable bona fide offer for the proposed assignment, sublease, sale or other transfer of Tenant's interest in and to this Lease and/or the Premises or any portion thereof, for which Landlords prior written consent must first be had and obtained, Tenant shall, at or prior to the time request is made for such consent in written form, offer to Landlord the right of first refusal to purchase Tenant's interest in and to the Lease and to the Premises or any portion thereof, at the same price and on the same terms and conditions as are being offered to Tenant as consideration for the proposed assignment, sublease, sale or other transfer, as the case may be. Tenant's written notice of such offer shall set forth the name and address of the offeror or prospective assignee and the price and other terms of such offer. In the event the consideration being offered is, in whole or in part, other than cash or a promissory note, Tenant's notice shall also state the fair market value of such other consideration. Should Landlord disagree with Tenant's determination of such fair market value, Landlord shall so notify Tenant within twenty (20) days after receipt of Tenant's notice and thereafter Landlord and Tenant shall mutually attempt to reach agreement as to such fair market value. In the event Landlord and Tenant are unable to agree, the matter shall be finally determined by arbitration pursuant to the rules of the American Arbitration Association then in effect. Upon receipt of Tenant's notice as aforesaid, Landlord shall thereupon have the prior right to purchase Tenant's interest in and to the Lease and to the Premises at the price and on the terms and conditions contained in the bona fide offer [except that Landlord shall have the right to pay Tenant cash equivalent to the fair market value of any consideration other than cash or promissory note(s)], which right Landlord must exercise, if at all, by giving Tenant written notice thereof not later than twenty (20) days after receipt of Tenant's written notice of the offer, or if the fair market value of consideration other than cash or a promissory note must be determined, within twenty (20) days after such fair market value is determined. In the event Landlord shall not elect to exercise its right of first refusal as aforesaid, such election shall not under any circumstances be deemed a consent to the proposed assignment, sublease, sale or other transfer of Tenant's interest in and to this Lease and/or the Premises; it being expressly understood that Tenant must still obtain the prior written consent of Landlord in each and every instance to any proposed assignment, sublease, sale or other transfer, as the case may be. Notwithstanding the foregoing provisions of this Section 8.2, Landlord's right of first refusal as contained herein shall not be applicable in the event of any proposed assignment, sublease, sale or other transfer of Tenant's interest in and to this Lease and/or to the Premises to any parent corporation or subsidiary corporation of Tenant, if Tenant shall be a corporation, or to any general partner (or members of their immediate family) of Tenant, if Tenant shall be a partnership, or to members of the immediate family of Tenant, if Tenant shall be an individual or individuals.


                                       IX.

                              COMPLIANCE WITH LAWS

       9.1 COMPLIANCE WITH LAWS. Tenant agrees to strictly comply with all pertinent laws, ordinances, statutes and regulations whatsoever, of any governmental body or subdivision, incident to its occupancy of the Premises and its use thereof.


                                       X.

                                 QUIET ENJOYMENT

       10.1 QUIET ENJOYMENT. As long as Tenant is not in default under the terms of this Lease, Tenant shall have peaceful and quiet possession of the Premises against all parties claiming adversely thereto by or under Landlord.

                                       XI.

                                      SIGNS

       11.1 SIGNS. Tenant shall not erect or install any sign or other type display whatsoever, either upon the exterior of the Building, upon or in any window, or in any lobby, hallway or door therein located, without the prior express written consent of Landlord, which consent shall not be unreasonably withheld. All signs or lettering shall conform to the sign and lettering criteria established by Landlord. Landlord will provide suite signage with Tenant's logo; Tenant will provide camera ready art that fits building regulation. Landlord agrees to provide a directory of the names and locations of its tenants and to maintain the same at a convenient location in the lobby of the Building. The listings of names or room numbers and changes or revisions of listings shall be made by Landlord at the cost of Tenant. Notwithstanding the foregoing, Landlord shall, at its cost, erect a "Building Standard" Tenant identification signage placard indicating the name and suite number of Tenant with directional arrow, along the south wall of the north corridor wall adjacent to Tenant's premises.

                                      XII.

                          CARE OF PREMISES AND BUILDING

       12.1 WASTE. Tenant shall commit no waste with respect to the Premises and shall keep the Premises in good repair along with the fixtures therein and, at the expiration or earlier termination, or cancellation of this Lease, shall surrender the Premises and fixtures therein in the same condition as when initially received by Tenant, subject to any changes to the Premises approved by Landlord, and to reasonable wear and tear resulting from normal use. If Tenant fails to make repairs to the Premises, Landlord may make the repairs and Tenant shall reimburse Landlord for the cost of said repairs, plus 15% overhead and profit within ten (10) days of receipt of Landlord's bill for said repairs. At the termination of this Lease (including termination through default of Tenant) Tenant shall surrender all keys, electronic ID cards, access devices and other building ID's, if applicable, for the Premises to Landlord at the place then fixed for the payment of rent and shall remove all Tenant's property before surrendering the Premises and shall surrender the Premises in "broom clean" condition. During the term of this Lease, Tenant shall pay for the unstopping of any drains or water closets in the Premises.

       12.2 ALTERATIONS, ADDITIONS OR IMPROVEMENTS. Tenant shall not make any alterations, improvements, doorlock changes or other modifications of any kind to the Premises without the prior express written consent of Landlord which will not be unreasonably withheld. Requests for same shall be in writing and shall be detailed to Landlord's reasonable satisfaction. All alterations, additions or improvements upon or affixed to or in the Premises (including, but not limited to carpets, drapes and anything bolted, nailed or otherwise secured in a manner customarily deemed to be permanent) shall be deemed to be a fixture inuring to the Building, and shall not be subject to attachment of a mechanic's, materialman's or similar lien, and shall in any event be and become the property of Landlord and remain upon the Premises and be surrendered at the end of this Lease unless the consent of Landlord to such improvement provides otherwise.

       12.3 FLAMMABLES, EXPLOSIVES OR TOXIC SUBSTANCES. Tenant shall not use or permit to be brought into the Premises or the Building any flammable or explosive material, toxic substances or other articles deemed hazardous to persons or property. Tenant shall not use the Premises in any manner which shall (i) invalidate or be in conflict with fire, insurance, life safety or other policies covering the Building or the Premises, or (ii) increase the rate of fire or other insurance on the Building or the Premises. If any insurance premium should be higher than it otherwise would be by any reason of failure of Tenant to comply with provisions of this paragraph, Tenant shall reimburse Landlord as additional rent hereunder for that part of all insurance premiums paid by Landlord, which shall have been charged because of such failure by Tenant and Tenant shall make such reimbursement upon the first day of the month following such payment by Landlord.

       12.4 PROPERTY AND IMPROVEMENTS AT TENANT'S RISK. Notwithstanding the provisions of Section 1 2.2 or any other provisions of this Lease, it is understood and agreed that all personal property, betterments and improvements in the Premises, of whatever nature, whether owned, leased or installed by Landlord, Tenant or any other person, shall be and remain at Tenant's sole risk and Landlord shall not assume any liability or be liable for any damage to or loss of such personal property, betterments or improvements, arising from any cause whatsoever including but not limited to casualty, the bursting, overflowing or leaking of the roof or of water, sewer or steam pipes, or from heating or plumbing fixtures.

       12.5 LANDLORD'S REPAIRS AND MAINTENANCE. Landlord shall maintain the structure and exterior of the Building and make all necessary exterior and structural repairs to the Building and any necessary maintenance and repairs of the mechanical, HVAC, electrical (including replacement of Building standard light bulbs) and plumbing systems servicing the Premises, excluding such maintenance and repairs to any such components of such systems which are not of the same type and nature as those provided by Landlord as part of the Building standard systems (as an example, Landlord will not replace non-Building standard light bulbs), provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair from Tenant. Tenant shall at once report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair. Failure to promptly report such condition to Landlord shall make Tenant responsible for the resulting damages. Landlord shall not be liable for any failure to make repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is received by Landlord from Tenant. The cost of all such maintenance and repairs shall be included in Operating Costs, except to the extent that the cost of such repairs results from any Tenant or Landlord's negligence or willful misconduct and such costs are recovered from such tenant or landlord.


                                      XIII.

                      WAIVER OF CLAIMS AND INDEMNIFICATION

       13.1 WAIVER OF CLAIMS. Landlord shall not be liable for and Tenant releases Landlord from and waives all claims for damage to persons or property sustained by Tenant or the Premises resulting from the act of omission of any occupant of the Building, other than Landlord. Landlord shall not be liable for any injury, loss or damage to any persons or property in or about the Building from any cause of whatever nature, unless the same is directly caused by the negligence or willful misconduct of Landlord.

       13.2 INDEMNIFICATION. Tenant covenants and agrees to defend, indemnify and hold Landlord harmless from any loss, cost or expense whatsoever, directly or indirectly resulting or occasioned to, or imposed upon, Landlord by Injury to or destruction of life or property resulting from the use and occupancy by Tenant of the Premises, except if such injury, destruction or damage is contributed to or caused by the negligence of Landlord. Landlord covenants and agrees to defend, indemnify and hold Tenant harmless from any loss, cost or expense whatsoever, directly or indirectly resulting or occasioned to, or imposed upon, Tenant by injury to or destruction of life or property, which is caused by the negligence or willful misconduct of Landlord, except if such injury, destruction or damage is contributed to by the negligence of Tenant.
The foregoing rights of indemnification for the benefit of Landlord and Tenant are subject to the waiver of subrogation provisions of Section 15.1 of the Lease.

       13.3 DEFINITION OF LANDLORD AND TENANT. As used in this Lease, the term "Landlord" shall be deemed to include any agent, managing agent, affiliate, contractor, employee, director, officer or servant of Landlord, or any entity affiliated with Landlord and the term "Tenant" shall be deemed to include Tenant, his or its agents, officers, employees, servants, partners, independent contractors, licensees, invitees, or any entity affiliated with Tenant.


                                      XIV.

                             DAMAGE AND DESTRUCTION

       14.1 OBLIGATION TO REPAIR OR REBUILD. If the Premises or Building shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord of any damage of which

Tenant is aware, and Landlord, subject to the mortgagee's consent and to the conditions set forth in this Article XIV, shall repair, rebuild or replace such damage and restore the Premises to substantially the same condition in which they were immediately prior to such damage or destruction; provided, however, that Landlord shall only be obligated to restore such damage which is covered by the fire and other extended coverage insurance policies.

       14.2 COMMENCEMENT AND COMPLETION OF WORK. The work shall be commenced promptly and completed with due diligence, taking into account the time required by Landlord to effect a settlement with and procure insurance proceeds from, the insurer, and for delays beyond Landlord's reasonable control.

       14.3 APPLICATION OF PROCEEDS. The net amount of any insurance proceeds (excluding proceeds received pursuant to a rental coverage endorsement which may be required at the option of Landlord), recovered by reason of the damage or destruction of the Building in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess amount being hereinafter called the "net insurance proceeds") shall be applied towards the reasonable cost of restoration. If in Landlord's reasonable opinion the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant, the notice to specify a termination date no less than ten (10) days after its transmission. If the net insurance proceeds are more than adequate, the amount by which the net insurance proceeds exceed the cost of restoration will be retained by Landlord.

       14.4 TENANT'S FIXTURES AND IMPROVEMENTS. Landlord's obligation or election to restore the Premises under this Article XIV shall not include the repair, restoration or replacement of the fixtures, improvements, alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant.

       14.5 ABATEMENT OF RENT. Tenant will receive an abatement of its Rental to the extent and during the time the Premises are rendered untenantable due to casualty, such rent to abate in such proportion as the part of the Premises thus destroyed or rendered untenantable bears to the total Premises while such repairs are being made. Tenant shall, at its own cost and expense, remove such of its furniture and furnishings and other belongings from the Premises as Landlord shall require in order to repair and restore the Premises.

       14.6 OPTIONS TO TERMINATE. Notwithstanding the foregoing provisions, if there is substantial destruction of the Building, or if, in the reasonable judgment of Landlord, such damage cannot be repaired and the Premises cannot be made tenantable within one hundred fifty (1 50) days of such damage, Landlord shall have the option not to restore, and may elect to terminate this Lease by sending notice as referred to in Section 14.3. Landlord shall notify Tenant within forty-five days after the date of such damage or destruction of Landlord's estimate of the time required to restore the Premises. If such time exceeds one hundred fifty (1 50) days, Tenant shall also have the right to terminate this Lease, provided, Tenant so notifies Landlord in a writing delivered to Landlord within fifteen (15) days after deliver of Landlord's notice to Tenant.

       14.7 LANDLORD'S INSURANCE. Landlord shall be responsible for insuring the Building in commercially reasonable forms and amounts and shall at all times during the term of this Lease carry a policy or policies of insurance which insures the Building, including the Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant, or which Tenant may have in the Building or the Premises or any trade fixtures installed by or paid for by Tenant on the Premises or any additional improvements which Tenant may construct on the Premises.

                                       XV.

                              WAIVER OF SUBROGATION

       15.1 WAIVER OF SUBROGATION. Tenant hereby waives all rights of subrogation by any insurance company issuing policies carried by Tenant with respect to the Premises, Building, Tenant's fixtures, personal property or leasehold improvements, or Tenant's business, and Tenant will cause each insurance policy to be properly endorsed to evidence such waiver and the release of Landlord by the company issuing such policy. Landlord hereby waives all rights of subrogation by any insurance company issuing policies carried by Landlord with respect to the Premises, Building, Landlord's fixtures, personal property or leasehold improvements or Landlord's business, and Landlord will cause each insurance policy to be properly endorsed to evidence such waiver and the release of Tenant by the Company issuing such policy. If any additional premium is charged by any insurance company for waiver of subrogation, the party who is charged such additional premium shall so notify the other party, who shall pay such additional premium unless the requirement for waiver of subrogation is waived by such party to be benefited.


                                      XVI.

                               TENANT'S INSURANCE

       16.1   GENERAL PROVISIONS WITH REGARD TO INSURANCE.

              (a) Tenant shall provide and maintain a comprehensive policy of liability insurance with respect to the Premises. Landlord, its managing agent and any designee of Landlord shall be named as additional insureds. The liability insurance policy shall protect Landlord, its managing agent, Tenant and any designee of Landlord against any liability which arises from any occurrence on or about the Premises or any appurtenance of the Premises, or which arises from any of the claims indicated in
       Article XIII against which Tenant is required to Indemnify Landlord and its managing agent. It is understood and agreed that the liability coverage provided herein shall extend beyond the Premises to portions of the common area which Tenant shall use from time to time.

              (b) The policy is to be written by a good and solvent insurance company satisfactory to Landlord. The coverage limits of the policy shall be at least $ 1,000,000 per occurrence, combined single limit, and shall include contractual liability insuring the indemnity provisions of this Lease.

              (d) Tenant shall carry fire and all-risk coverage, vandalism and malicious mischief insurance covering all improvements, stock in trade, fixtures, furniture, furnishings, removable floor coverings, trade equipment, signs and all other decorations and improvements in the Premises which Landlord is not required to insure to the extent of one hundred percent (100%) of their full insurable value and replacement cost without deduction for depreciation. In the event of casualty loss hereunder, the proceeds of such policies shall be applied solely to the replacement, restoration and refurbishment of such damaged items.

              (e) On or before Tenant enters the Premises for any reason, and again before any insurance policy shall expire, Tenant shall deliver to Landlord the policy or a renewal thereof, as the case may be, together with evidence of payment of applicable premiums. Any insurance required to be carried under this Lease may be carried under a blanket policy covering the Premises and other locations of Tenant. If Tenant includes the Premises in blanket coverage, Tenant may deliver to Landlord a duplicate original of the blanket insurance policy. Tenant may request that Landlord accept a certificate evidencing such insurance instead of the original of the policy, however, Landlord shall have the right to insist upon receipt of an original or duplicate original of the policy.

              (f) If Tenant fails to comply with any of the insurance requirements stated in this Lease, Landlord may obtain such insurance and keep the same in effect, and Tenant shall pay Landlord the premium cost thereof upon demand.


                                      XVII.

                                 EMINENT DOMAIN

       17.1 EMINENT DOMAIN. If the whole of the Premises shall be taken or condemned, or purchased in lieu thereof, by any government authority for any public or quasi-public use or purpose, then, in that event, the term of this Lease shall cease and terminate from the time when the possession shall be required for such use or purpose. The Rental shall in such case be apportioned to the date of such taking or purchase, as the case may be. In the event of a partial taking only of the Premises, Landlord shall notify Tenant in writing and Tenant shall have the option to cancel this Lease, by giving Landlord written notice within twenty (20) days after receipt of such notice from Landlord; provided the balance of the Premises remaining cannot be suitably used by Tenant for its purposes heretofore stated. If Tenant is entitled to exercise said option to cancel and does so, then such cancelling shall be effective and the Rental shall in such case be apportioned to the date of such taking or purchase, as the case may be. In the event Tenant is not entitled to cancel the Lease or, if it is entitled to do so, but does not exercise its option, then Tenant will be responsible for the Rental apportioned to the date of such taking or purchase; i.e., after the taking, or purchase in lieu thereof, the Rental therein reserved shall be reduced and Tenant shall be required to pay that proportion of the Rental herein reserved as the Net Rentable Area contained in the remaining Premises bears to the Net Rentable Area contained in the Premises before such taking or purchase.

       Landlord and Tenant hereby agree that any award of proceeds resulting from a condemnation or sale in lieu thereof of the whole or part of the Premises shall belong solely to Landlord and Tenant hereby waives any right to make any claim therefor as the result of this Lease. Provided, however, that Landlord shall not be entitled to any award specifically made to Tenant for relocation expenses and the taking of Tenant's fixtures, furniture or leasehold improvements (exclusive of that portion paid for by Landlord), less depreciation computed from the date of said improvements to the expiration of the original term of this Lease.


                                     XVIII.

                               ACCESS TO PREMISES

       18.1 ACCESS TO PROMISES. Landlord or Landlord's agents shall have the right to enter the Premises at all reasonable times to examine the same and to show them to prospective purchasers, mortgagees, lessees or tenants of Landlord, or to public officials lawfully having an interest therein, or to make such decorations, repairs, alterations, improvements or additions as Landlord may reasonably deem necessary or desirable or to close entrances, doors, corridors, elevators or other facilities provided there is still reasonable access to the Premises. Landlord, Tenant and all other tenants in the Building and their respective guests, invitees and employees shall have ingress and egress to and from all common public areas of the Building, provided that (i) Landlord has the right, under reasonable regulations, to regulate and control such guests, invitees and employees with respect to such access and the days and hours of access, access by Tenant's employees to said Premises will be available twenty-four (24) hours per day, seven (7) days a week unless written notice to the contrary is provided by Landlord five (5) business days in advance of such limited access or in the event of an emergency, and (ii) all common areas and facilities which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas is diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction provided there is still reasonable access to the Premises.

                                      XIX.

                                     NOTICES

       19.1 NOTICES. Any notice which Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered, if in writing, delivered to Tenant by certified or registered mail, return receipt requested, addressed to Tenant at the Premises, and any notice which Tenant may desire or be required to give to Landlord shall be deemed sufficiently given or rendered, if in writing, delivered to Landlord by certified or registered mail, return receipt requested, addressed to its business office in the Building or such other places as Landlord may from time to time designate in writing. Any notice given hereunder shall be deemed delivered when the return receipt is signed or refusal to accept the notice is noted thereon.


                                       XX.

                     FAILURE TO PERFORM, DEFAULTS, REMEDIES

       20.1 DEFAULTS. Any one of the following events shall be deemed to be a Default by Tenant under this Lease:

              (a) Tenant shall fail to pay any installment of Rental or other sum hereby reserved and such failure shall continue for a period of five
       (5) business days after receipt of written notice to Tenant.

              (b) Tenant shall fail to comply with any provision (including the rules and regulations attached hereto as Exhibit "B") of this Lease, other than the payment of Rental, and shall not cure such failure within fifteen (15) days after delivery of written notice to Tenant, provided that if such default is of a nature that it cannot reasonably be cured within fifteen (1 5) days, Tenant shall have such additional time as is reasonably necessary to cure such default, provided that Tenant commences to cure such default promptly, and in any event, within such fifteen (15) day period, and diligently pursues such curing to its completion, and further provided that failure to cure such default within such fifteen (1
       5) day period does not adversely affect the Premises, the Building or the Building's operation or Landlord's ability to enforce its rights under this Lease.

              (c) The filing or execution or occurrence of: a petition in bankruptcy or other insolvency proceeding by or against Tenant or any guarantor of Tenant's obligations; or petition or answer seeking relief under any provision of the Bankruptcy Act; or an assignment for the benefit of creditors or composition; or a petition or other proceeding by or against Tenant or any guarantor of Tenant's obligations for the appointment of a trustee, receiver or liquidator of Tenant or any guarantor of Tenant's obligations or any of Tenant's or such guarantor's property; or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor of Tenant's obligations (provided that if any such action is not filed by Tenant or any guarantor, it shall not be a Default under this Lease unless it shall remain undismissed for an aggregate period of sixty (60) days, whether or not consecutive).

              (d) Tenant shall abandon, desert or vacate any substantial portion of the Premises.

              (e) Tenant shall default under any other lease with Landlord, now existing or hereafter entered into.

       20.2   REMEDIES.

              (a) Upon the occurrence of any such Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, except as elsewhere provided herein, (Tenant hereby waiving notice to quit), together with any other remedies available to Landlord at law or in equity:

                     (i) Terminate Tenant's right to possession of the Premises, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosection or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

                     (ii) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor; Landlord may, but is under no obligation to relet the Premises and receive the rent therefor under terms and conditions acceptable to Landlord in its sole discretion and judgment; Tenant agrees to pay to Landlord ten
              (10) days after written notice by Landlord, as liquidated damages, sums equivalent to the monthly rent reserved hereunder less the avails of reletting, if any. Tenant shall also pay within ten
              (10) days after written notice, any additional amounts expended and/or incurred by Landlord including but not limited to amounts expended in renovating, repairing and altering the Premises for a new tenant, including leasing commissions and inducements reasonably necessary to relet the Premises. Notwithstanding any reletting hereunder, Landlord shall have the right of its option to terminate the Lease.

              (iii) Enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obliged to do under the terms of this Lease; and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

              (b) Pursuit of any of the foregoing remedies shall not constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the provisions herein contained. All Rental and additional charges hereunder shall be paid by Tenant to Landlord without any set-off or counterclaim whatsoever.

              (c) Any property belonging to Tenant or to any person holding by, through or under Tenant, or otherwise found upon the Premises at the time of re-entry or termination of Tenant's rights to the Demised Premises by Landlord, may be removed therefrom and stored in any warehouse, at the cost of and for the account of Tenant, or, in Landlord's sole discretion, deemed to be abandoned by Tenant and disposed of accordingly.

              (d) The foregoing rights and remedies given to Landlord are and shall be deemed to be cumulative, and the exercise of any of them shall not be deemed to be an election excluding the exercise by Landlord at any time of a different or inconsistent remedy, and shall be deemed to be given to Landlord in addition to any other and further rights granted to Landlord by the terms hereof, or by law, and the failure of Landlord at any time to exercise such right or remedy at any other future time. Further, Tenant waives its right to trial by jury in any action concerning this Lease.

       20.3 DEFICIENCY. If Tenant's right to possession of the Premises is terminated under subsection 20.2, Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for the Rental as defined in section 4.6 and all other charges Tenant would have been required to pay until the date this Lease would have expired had such right not be terminated. It is expressly agreed herein that Landlord shall have the right at its option to recover sums due hereunder through litigation or otherwise from time to time on one or more occasions without the Landlord being obligated to wait until the expiration of the term of this Lease before filing suit.

       20.4 BREACH BY TENANT. In the event of any breach or threatened breach by Tenant of any covenants, agreements, terms or conditions made in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and, in addition to the rights and remedies provided hereunder, shall have any other right or remedy allowed at law or equity, by statute or otherwise. The provisions of this Article shall be construed consistent with the law of Ohio so that remedies of Landlord herein described shall be available to Landlord to the full extent but only to the extent that they are not invalid or enforceable under the law of Ohio.


                                      XXI.


                              CONDITION OF PREMISES

       21.1 CONDITION OF PREMISES. It is agreed that, by occupying the Premises, Tenant acknowledges that it has had an adequate opportunity to examine the Building, including Premises, and is fully informed, independently of Landlord, as to the character, construction and structure of the Building and Premises. It is agreed that by occupying the Premises, Tenant formally accepts the same and acknowledges that Landlord has complied with all requirements imposed upon it under the terms of this Lease with respect to construction and completion of the Premises, except for latent defects which were not discernible through exercise of reasonable care prior to occupancy and except for punch list items identified in a writing furnished to Landlord within fourteen (14) days after occupancy. This Lease does not grant any right to light or air over or about the Premises or Building.


                                      XXII.

                                LANDLORD'S TITLE

       22.1 LANDLORD'S TITLE. Tenant recognizes and agrees that Landlord's title is and always will be paramount to the title of Tenant and under no circumstances shall Tenant do or be empowered to do any act which can, shall or may encumber Landlord's title or subject the Premises or Building or any part of either to any lien or encumbrance. Tenant shall immediately remove any and all liens or encumbrances which are filed against the Premises or the Building by an person, firm, corporation or entity as a result of any act or omission of Tenant. In the event Tenant fails to remove any such lien within ten (10) days of receipt of notice thereof then Landlord, among other remedies available, may, but shall not be obligated to, remove such lien at the cost and expense of Tenant.


                                      XXIII

                   LANDLORD'S RIGHT TO PERFORM FOR ACCOUNT OF
                           TENANT AND ATTORNEYS' FEES

       23.1   LANDLORD RIGHT TO PERFORM FOR ACCOUNT OF TENANT AND ATTORNEYS'
FEES:

              (a) If Tenant shall be in Default under this Lease, Landlord may cure the Default at any time for the account and at the expense of Tenant. If Landlord cures a Default on the part of Tenant, Tenant shall reimburse Landlord for any amount expended by Landlord in connection with the cure.

              (b) In the event of litigation concerning this Lease if Landlord is the prevailing party therein, it shall be entitled to reimbursement of its cost respecting such suit, or settlement thereof, including reasonable attorney's fees to the full extent permitted by law.


                                      XXIV.

                             SUCCESSORS AND ASSIGNS


       24.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the respective parties herein, their heirs, executors, administrators, devises, successors and permitted assigns whomever, subject however to the limitation on assignment and subletting by Tenant contained in Article VIII of this Lease.


                                      XXV.

                            RESERVATIONS BY LANDLORD

       25.1 RESERVATIONS BY LANDLORD. In addition to other rights conferred by this Agreement or by law, Landlord reserves the right to be exercised in Landlord's sole discretion, to: (a) change the name of the Building; (b) install and maintain a sign or signs on the exterior or interior of the Building; (c) change the street address of the Building, provided that landlord must pay all reasonable Costs incurred by Tenant resulting from change of address, including stationary, invoices, cards, literature, etc.; (d) designate all sources furnishing signs, sign painting and lettering; (e) take all reasonable measures as may be necessary or desirable for the safety and protection of the Premises or of the Building; (f) sell or mortgage the Building; (g) have pass keys to the Premises; (h) repair, alter, add to, improve, build additional stories on, or build adjacent to said building provided that landlord to adjusts common area expenses charged to Tenant to reflect Tenant's reduced share of expenses; (i) run necessary pipes, conduits and ducts through the Premises; and (j) carry on any work, repairs, alterations or improvements in, on or about the Building or in the vicinity thereof (provided with respect to (i) and (j) above, Landlord has made reasonable efforts to minimize inconvenience, interference and annoyance to Tenant). Tenant hereby waives any claim to damage or inconvenience caused by such work. This paragraph shall not be construed to diminish the obligations of Tenant provided herein, nor shall it be construed to create or increase any obligation on the part of Landlord with respect to repairs or improvements.


                                      XXVI.

                              RULES AND REGULATIONS

       26.1 RULES AND REGULATIONS. The Rules and Regulations attached hereto and marked Exhibit "B" are made a part of this Lease as if fully herein set forth. Tenant, its employees, agents and visitors, shall observe and abide by them and by such other and further reasonable Rules and Regulations as Landlord may prescribe which, in its judgment, are needed for the reputation, safety, care or cleanliness of the Building or Premises, or the operations and maintenance thereof and the equipment therein, or for the comfort or Tenant and the other tenants of the Building. Landlord, however, shall have the right to change said Rules and Regulations and to waive any of said Rules and Regulations in appropriate cases. Landlord will exercise their rights with respect to the enforcement of the Rules & Regulations reasonably and in a non-discriminatory fashion. All such Rules and Regulations are of the essence hereof without which this Lease would not have been entered into by Landlord, and any breach of any provision of these Rules and Regulations by Tenant shall at Landlord's option constitute a Default hereunder.


                                     XXVII.

                                   NON-WAIVER

       27.1 NON-WAIVER. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of the Lease or of any of the Rules and Regulations incorporated herein or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt of Landlord of rent with knowledge of the breach of any covenant of this Lease, or breach of the Rules and Regulations, shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations as incorporated herein or hereafter adopted against Tenant and/or other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations.


                                     XXVIII.

                                  OTHER TENANTS

       28.1 OTHER TENANTS. Landlord shall not be liable to Tenant for failure to enforce or for violation of any of said Rules and Regulations or the breach of any covenant or condition in any lease by or any other tenant in the Building.


                                      XXIX.

                            MISCELLANEOUS PROVISIONS

       29.1 NO CONSTRUCTIVE EVICTION. No act or thing done or omitted to be done by Landlord or Landlord's agents during the term of the Lease, which is necessary to enforce the terms of this Lease, or the Building Rules and Regulations, shall constitute an eviction by Landlord nor shall it be deemed an acceptance or surrender of said Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said Premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises unless agreed to in writing by Landlord.

              29.3 SUBORDINATION. It is understood and agreed that this Lease (including all rights of Tenant hereunder) is subject and subordinate to any ground lease or underlying lease (hereinafter called "ground lease") which may now or hereafter affect the Land or Building of which the Premises form a part and is further subject and subordinate to any mortgage or deed of trust or trust indenture (hereinafter called "mortgage") which may now or hereafter affect any such lease or the real property of which the Premises form a part, and to any and all advances made under any such mortgage and to the interest thereon, and all renewals, replacements and extensions thereof provided that no default by Landlord under any such ground lease or mortgage shall affect Tenant's rights hereunder so long as Tenant is not in default hereunder and Tenant shall attorn to any ground lease lessor or purchaser of the Building in foreclosure or in lieu thereof, and such ground lease lessor or purchaser shall not disturb Tenant so long as Tenant is not in default hereunder. This section shall be self-operative and no further instrument or subordination shall be required, but Tenant shall nevertheless at any time hereafter, on the demand of Landlord, execute any instruments, releases or other documents that may be required by any such mortgage holder or ground lessor or any of their respective successors in interest to evidence such subordination. If in connection with the financing (existing or future financing) of the Building, the holder of any such mortgage, or with respect to any bond financing, the trustee for any such bond holders, shall request reasonable modifications in this Lease as a condition of approval of such financing, Tenant will not unreasonably withhold, delay or defer making such modifications, provided that they do no materially increase the obligations of Tenant hereunder or materially and adversely affect the leasehold interest created by this Lease. In the event of termination of this Lease through foreclosure of any mortgage to which this Lease is subordinated, or if the ground lease is terminated, Tenant will upon the demand of the purchaser of the Premises at the foreclosure sale thereof, or of the lessor under the ground lease, attorn to and accept such purchaser or ground lessor as landlord under this Lease or, upon demand, enter into a new lease agreement with such purchaser or ground lessor for the unexpired term of this Lease at the same rent and under the same provisions of this Lease. It is further agreed by Tenant that this Lease shall be subject and subordinate at all times to any other arrangements or right to possession under which Landlord is in control of the Premises, and to the rights of the owner or owners of the Premises, the Building, and the Land.

       29.4 TENANT ESTOPPEL CERTIFICATES. Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord, or to such third party designated by Landlord, a written statement containing all information requested by Landlord including but not limited to (a) certification that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (b) a statement regarding the dates to which the rent and other charges hereunder have been paid by Tenant, (c) a statement as to whether to the best of Tenant's knowledge, Landlord is in default in the performance of any covenant, agreement of condition contained in this Lease, and, ii so, a specification of each such default of which Tenant may have knowledge, (d) a statement of the amount of monthly Base Rent payable for the balance of the term of this Lease, (e) a statement of the amount of the security deposit, if any, and (f) a statement of the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto may be relied upon by the person or entity to whom it is addressed.

       29.5 RELOCATION. Landlord reserves the right to relocate the Premises to a comparable space within the Building by giving Tenant prior written notice of such Intention to relocate. To be comparable, such space must be finished in as good, or better, condition that than the original Premises. The new user will be a minimum of 8,000 square feet in order to relocate existing tenant. If within thirty (30) days after receipt of such notice, Landlord and Tenant have not agreed on a space to which the Premises are to be relocated, the finish Improvements to be provided by Landlord and the timing of such relocation, this Lease shall terminate on that date which is sixty (100) days after Tenant's receipt of such notice. If Landlord and Tenant do so agree, then effective on the date of such relocation, this Lease shall be amended through a Lease Amendment to be executed by both Landlord and Tenant by deleting the description of the original Premises and substituting' therefor the description of the new space. Landlord egress to pay the reasonable cost of moving Tenant to such other space within the Building.

       29.6 BROKERAGE FEES. Except as stipulated herein, Tenant represents and warrants to Landlord that Tenant has not Incurred and will not incur any liability for brokerage fees, finder's Fees, agent's commissions or similar compensation to third parties In connection with this Lease transection. In the event Tenant has Incurred any other such fees, commissions or compensation, said fees, commissions and compensation so Incurred shall be charged solely against Tenant and Tenant agrees to indemnify Landlord against and hold Landlord harmless from any and all liabilities arising from any claims from such fees, commissions or compensation, including, without limitations, the cost of counsel fees in connection therewith. Broker(s) if any: Mathews Click Bauman, Inc.

       29.7 UNENFORCEABILITY/JOINT AND SEVERAL LIABILITY. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision. Where Tenant hereunder consists of more than one party, the obligations of each such party will be joint and several hereunder.

       29.8 HEADINGS, MISCELLANEOUS. The headings of the several articles, paragraphs and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles, paragraphs and sections. All negotiations, considerations, representations and understandings between the parties are Incorporated herein and are superseded hereby. There are no terms, obligations, covenants, statements, representations, warranties or conditions relating to the subject matters hereof other than those specifically contained herein. This Lease may not be amended or modified by any act or conduct of the parties or by oral agreements unless reduced and agreed to In writing signed by both Landlord and Tenant. No waiver of any of the terms of this Lease by Landlord shall be binding upon Landlord unless reduced to writing and signed by Landlord.

       29.9 HOLDING OVER. In the event Tenant remains in possession of the Premises after the expiration or termination of the term, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a Tenant from month to month at 150% of the Base Rental due for the last full calendar month during the term of the Lease in which rent was paid plus all other sums due under this Lease and subject to all other provisions and obligations of the Lease that are applicable to a month-to-month tenancy. The holding over period may be cancelled by Landlord upon thirty
(30) days notice to Tenant.

       29.10 PAYMENTS. Except as elsewhere provided herein, all amounts owed by Tenant to Landlord hereunder shall be paid within ten (10) business days from the date that Landlord renders statements of account therefor and all amounts (including Rental) not paid when due shall be subject to an amount equal to $50.00 times the number of days such payment is late to cover Landlord's cost for administrative fees and expenses incurred in conjunction with the collection of late payments.

       29.11 TIME IS OF THE ESSENCE. Time is of the essence in Tenant's payment of Rental and Landlord's and Tenant's performance of each and every term, covenant, and condition of this Lease incumbent on Landlord or Tenant.

       29.12  OVERLOAD.  Tenant shall not overload the floors of the Premises.

       29.13 LIABILITY OF LANDLORD. Landlord, and in case Landlord shall be a joint venture, partnership, tenancy-in-common, pension fund, association or other form of joint ownership, all members of any such joint venture, pension fund, partnership, tenancy-in-common, association or other form of joint ownership, shall have no personal liability with respect to any provision of this Lease or any obligation or liability arising from this Lease or in connection with this Lease in the event of a breach or default by Landlord of any of its obligations. Tenant shall look solely to the equity of the owner of the Building at the time of the breach of default (or if the interest of the Landlord is a leasehold interest at that time, Tenant shall look solely to such leasehold interest) for the satisfaction of any remedies of Tenant. Landlord's equity or leasehold interest shall include the right in the future to collect rents from the Building, subject to any assignment thereof to any ground lessor, mortgagor or trustee, to which this Lease is subordinate pursuant to Section
29.3 of this Lease.

       29.14 ADDENDUMS, RIDERS AND EXHIBITS. Any addition to or change in the printed text hereof or any rider, addendum or exhibit attached hereto, if initialed by the parties, is hereby made an integral part of this Lease Agreement.

       29.15 GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

       29.16 RECORDATION OF LEASE. Neither party hereto may record this Lease without the prior written consent of the other party.

       29.17 NOT BINDING LEASE. This instrument is not effective as a Lease or otherwise unless and until executed by and distributed to both Landlord and Tenant.

       IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

WITNESSES:                                L&B SERBO FUND, as Successor to School
                                          Employees Retirement Board of Ohio

/s/ Witness                                 By:  L&B Real Estate Counsel
-----------------------------                    a Texas general partnership,
Witness                                          its Investment Manager

/s/ Witness                                 By:  L&B Realty Advisors,
-----------------------------                    a Delaware corporation, and its
Witness                                          General Partner


                                            By:/s/ Paul Chapman
                                               ------------------------------
                                                 Paul C. Chapman
                                                 Authorized Signatory


WITNESSES:                                  TENANT:

                                            Papnet of Ohio, Inc.


/s/ Witness                                 By:/s/ David J. Richards
-----------------------------                  ---------------------------------
Witness

/s/ Witness                                 Name:David J. Richards
-----------------------------                    -------------------------------
Witness
                                                        Its:President
                                                            --------------------

STATE OF TEXAS       )
                     )      ss:
COUNTY OF DALLAS     )

       I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify, that Paul C. Chapman personally known to me to be the Authorized Signatory of L&B Realty Advisors, Inc., a Delaware corporation, which corporation is the general partner of L&B Real Estate Counsel, a Texas general partnership, which general partnership is the agent of L&B SERBO FUND, and personally known to me to be the same persons whose names are subscribed to under oath that as such Authorized Signatory he signed and delivered the said instrument pursuant to authority duly given to him by said corporation.

       Given under my hand and seal this  26th day of August, 1996.



                                          /s/ Jennifer Hendleman
                                          ----------------------------------
                                          Notary Public



                           Corporation or Partnership

STATE OF OHIO        )
                     )      ss:
COUNTY OF FRANKLIN   )

       The foregoing instrument was acknowledge before me this 22 day of August, 1996, by David J. Richards, the president of Papnet of Ohio, Inc., an
Ohio corporation, on behalf of such                                    .



                                          /s/ Penelope Smith
                                          ----------------------------------
                                          Notary Public

RIDER 30.1 - RIGHT OF FIRST OFFER REFUSAL

Provided Tenant is not in default of this Lease beyond any applicable cure period, and to the extent such Refusal Space (as defined below) becomes available to lease during the first year of the initial term of this Lease, subject to the terms of this Rider 30.1, Tenant shall have a onetime "Right of First Refusal" to lease the approximate 1,142 BOMA rentable square feet of space adjacent to the Premises, outlined In red on Exhibit "E", (such space being hereinafter referred to as the "Refusal Space".)

Such Right of First Refusal is defined as follows: prior to leasing the Refusal Space to any third party, Landlord shall first offer to lease such space to Tenant. Tenant shall have ten (10) days after receipt of said written offer to lease in which to notify Landlord, in writing, whether it elects to lease the Refusal Space pursuant to such offer. If Tenant does not so elect to accept such offer to lease within said ten (10) day period, this Right of First Offer Refusal shall terminate, and Landlord shall be free to lease the Refusal Space to a third party.

If Tenant elects to exercise the Right of First Offer Refusal, Landlord and Tenant shall execute a lease for the Refusal Space similar to this Lease, including Rental Rate and Termination Date except that the tenant improvement allowance to be contributed by Landlord shall be the same as the Lease ($15.00/RSF) to be prorated using the number of months remaining on the lease term for the Refusal Space as the numerator and the total number of months for the original lease term as the denominator. By way of example if Tenant elected to lease the refusal space on February 15, 1997 the tenant improvement allowance to be provided by Landlord would be $13.50/RSF ($15.00 x 54/60 months).

This Right of First Refusal shall be subject to Landlord's review and approval of Tenant's then current financial statement.

RIDER 30.2 - EARLY TERMINATION

Provided that Tenant is not in default of any of its obligations under this Lease beyond any cure period, Tenant shall have the right to terminate this Lease as of the expiration of the third (3rd) year of the term by giving to Landlord written notice of termination not later than the one hundred eightieth (180th) day prior to the third (3rd) anniversary date of the commencement date of the Lease, and by paying to Landlord a termination fee 30 days prior to the expiration of said third lease year in the amount of agreed to $16,621.55. If such notice of termination is timely given and the aforesaid termination fee is paid to Landlord, this Lease shall terminate at the end of the third year of the term to the same extent as though such termination date were the original termination date of the Lease. If Tenant validly elects to terminate this Lease pursuant to this Rider 30.2 of the Lease, all improvements Tenant has made on the demised Premises on the date of the notice shall become the property of the Landlord, except that Tenant shall have the right to remove trade fixtures, equipment, furnishings, signs and other identifying characteristics from the demised Premises. Tenant agrees to promptly repair any damage done to the Building by the removal of these items.



                                 -END OF RIDERS-

                                    EXHIBIT B

                              RULES AND REGULATIONS

                         ------------------------------

       1. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be' prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants, the Building and protection of property in the Building. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose Premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the Premises of Tenant. The Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from Tenant's Premises or the Building under the provisions of this rule.


       2. Landlord reserves the right to exclude or expel from the Building any person who in the judgment of Landlord is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of these Rules and Regulations.

       3. Tenant shall not do or permit anything to be done in its Premises or bring or keep anything therein which will in any way obstruct or interfere with the rights of other tenants, or do, or permit anything to be done in its Premises which shall, in the judgment of Landlord or its manager, in any other way injure or annoy them, or conflict with any laws or regulations or with the regulations of the fire department or with any insurance policy upon the Building or any part thereof or any contents therein or conflict with any of the rules and ordinances of the pubic building or health authorities.

       4. Tenant shall not sell or permit the sale, at retail or wholesale, of newspapers, magazines, periodicals or theatre tickets, in or from its Premises; nor shall Tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, telephone answering service, or any similar business in or from its Premises for the service of accommodation of the occupants of any other portion of the Building, or the business of a barber shop, beauty shop, tobacco or pipe shop, liquor store, employment bureau, or a manicuring or chiropodist business, except with the prior written approval of Landlord. Tenant shall not occupy or permit any portion of its Premises to be occupied as an office or facility for the possession, storage, manufacture or sale of narcotics of any from or kind, without the prior written approval of Landlord.

       5. Tenant shall not manufacture any commodity or prepare or dispense any foods or beverages in its Premises for commercial purposes or use the same as sleeping apartments, unless the Premises are expressly leased for such purposes.

       6. Tenant shall not conduct directly or indirectly any auction upon its Premises, or permit any other person to conduct an auction upon the Premises. Tenant is not to conduct malodorous activities in or about its Premises or the Building. Tenant will not permit gambling to be conducted in or upon its Premises.

       7. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by Tenant, and no cooking shall be done in its Premises or the Building, except as expressly approved by Landlord. Tenant may use coffee pots and microwave ovens. If cooking is permitted by Landlord, Tenant shall not permit any cooking or food odors emanating within the Building to seep into other portions of the Building. All electrical equipment used by Tenant shall be U.L. approved. Nothing shall be done or permitted in Tenant's Premises, and nothing shall be brought into or kept in the Premise which would impair or interfere with any of the Building services or the proper and economic heating, cooling, cleaning or other servicing of the Building Premises, or the use or enjoyment by any other tenant within the Building, nor shall there be installed by Tenant tiny ventilating, air-conditioning, electrical or other equipment of any kind, which, in the judgment of Landlord, might cause any such impairment or interference.

       8. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business, in the Building. The use of oil, gas or flammable liquids for heating, lighting or any other purposes is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building. Tenant shall not use any other method of heating than that supplied by Landlord.


       9. Tenant shall not leave water running in any bathroom, kitchen or elsewhere in the Building or its Premises and Tenant shall be responsible for any damage caused by the failure to shut off any water faucet, tap, etc., whether to the Building or to other occupants of same, and their furniture and fixtures.

       10. Tenant must observe strict care not to leave its Premises exposed to tile elements, and for any default or carelessness in this respect, Tenant shall make good all injuries or damages sustained by other tenants in the Building and by Landlord. In this regard, Tenant shall not allow windows within the Premises to be opened at any time except emergencies.

       11. Tenant shall give Landlord prompt notice of all accidents to or defects in air-conditioning equipment, plumbing, electric facilities or any part or appurtenance of its Premises.

       12. Tenant shall not cause unnecessary labor by reason of carelessness and indifference to the preservation of good order and cleanliness in its Premises and in the Building. Waste and unnecessary use of electricity and other utilities is prohibited.

       13. Tenant shall use electric, gas and any other form of energy only from such sources of supply as is furnished in the Building. Use of and portable heaters are strictly prohibited without the prior written consent of Landlord.

       14. All deliveries to the Building for or by Tenant are made through the service entrance to the Building as designated by Landlord, unless special permission is granted by Landlord for the use of other Building entrances. Landlord reserve the right to inspect all freight to be brought into the Building and to exclude the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord further reserves the right to change the Building entrance to be utilized for deliveries.

       15. Furniture, equipment or supplies shall be moved in or out of the Building only upon the elevator designated by Landlord and then only during such hours and in such manner as may be prescribed by Landlord. Landlord shall have the reasonable right to approve or disapprove the movers or moving company employed by Tenant and Tenant shall cause said movers to use only the loading facilities and elevator designated by Landlord.

       16. Should Tenant desire to place in the Building any unusually heavy equipment, including, but not limited to, large files, safes and electronic data processing equipment, it shall first obtain written approval of Landlord to place such items within the Building, for the use of the Building elevators, and for the proposed location in which such equipment is to be installed. Landlord shall have the power to prescribe the weight and position of any equipment that may exceed the weight load limits of the Building structure, and may further require, at Tenant's expense, the reinforcement of any flooring on which such equipment may be placed, and/or to have an engineering study performed, also at Tenant's expense, to determine such weight and position of equipment, to determine added reinforcement required, and/or determine whether or not such equipment can be safely placed within the Building. Landlord shall not be responsible for the loss or damage to such furniture or equipment from any cause. There shall not be used in any space, or in public halls or stairways of the Building, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

       17. When Tenant's corridor doors are not in use, Tenant shall use its best efforts to keep them closed on all floors where Tenant is a partial tenant on the floor. Tenant shall not place additional locks or bolts of any kind upon any of the doors or windows of its Premises and no lock on any door therein shall be changed or altered in any respective. Duplicate keys for Tenant's Premises and toilet rooms (if applicable) shall be procured only from Landlord, which may make a reasonable charge therefor. Upon the termination of Tenant's lease, all keys of the Premises and toilet rooms shall be delivered to Landlord.

       18. At the option of Landlord, the workmen of Landlord must be employed by Tenant for repairs, remodeling, renovation, lettering, interior moving of furniture and equipment, and other similar work that may be done on or in its Premises, such work being performed by Landlord or Landlord's contractors at Tenant's expense, including a mark-up of fifteen percent (15%) for Landlord's overhead expense and profit for work of service performed.

       19. Tenant shall permit the janitor of Landlord to clean its Premises. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning or taking care of its Premises without the prior written consent of Landlord. Included in Landlord's normal janitorial work performed within the Premises is normal vacuuming of carpets. Other carpet cleaning is the responsibility of Tenant. Tenant shall reimburse Landlord for all cost incurred by Landlord in such other carpet cleaning, other than normal vacuuming, including a mark-up of fifteen percent (15%) for Landlord's overhead expense and profit for work performed. Any person or persons employed by Tenant for the purpose of cleaning or taking care of its Premises, with the written consent of Landlord, must be subject to and under the control and direction of Landlord in all things in the Building and outside of said Premises. Landlord will not be responsible for an, lost or stolen personal property, equipment, money or any article taken from the Premises or Building, regardless of how or when loss occurs.

       20. The requirements of Tenant will be attended to only upon written application at Landlord's management office for the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management office of Landlord.

       21. Only persons authorized by Landlord will be permitted to (a) perform construction work on the Building, (b) function as a locksmith in the building, or (c) perform security guard services in the Building. Such services shall be furnished only at such hours, in such places within Tenant's Premises and under such regulations as may be fixed by Landlord.

       22. In the event Tenant must dispose of crates, boxes, etc., which will not fit into office wastepaper baskets, it will be the responsibility of Tenant to dispose of same or at Landlord's option, Landlord may dispose of said waste and charge Tenant for such services. In no event shall Tenant leave any refuse in the public hallways, stairways or other areas of the Building for disposal unless Landlord has designated certain areas of the Building for the short term collections of refuse prior to its prompt disposal.

       23. Tenant shall not place showcases or other articles in front of or affixed to any part of the exterior of the Building, nor placed in the hall, corridors or vestibules without the prior written consent of Landlord.

       24. If Tenant's Premises become infested with vermin, Tenant, at its sole expense, shall cause its Premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord.

       25. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building or office. Upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. Tenant shall not be permitted to distribute written materials such as handbills or leaflets in the Building without Landlord's prior written consent.

       26. If Tenant employs laborers or others outside of the Building, such Tenant shall not have its employees paid in the Building, but shall arrange to pay their payrolls elsewhere. Tenant shall not advertise for laborers, giving an address at the Building.

       27. Bicycles or other vehicles shall not be permitted in the offices, halls, corridors, lobbies and elevators of the Building, nor shall any obstruction of sidewalks or entrances of the Building by such be permitted.

       28. The sidewalks, entries, passages, elevators and staircases shall not be obstructed or used by Tenant, its servants, agents or visitors for any other purpose than ingress and egress to and from the respective offices.

       29. Canvassing, soliciting and pending in the Building is prohibited and Tenant shall cooperate to prevent the same.

       30. No animals, birds, or pets of any kind shall be allowed in Tenant's Premises or Building.

       31. The water closets, urinals, waste lines, vents or flues of the Building shall not be used for any purpose other than those for which they were constructed, and no rubbish, acids, vapors, newspapers or other such substances of any kind shall be thrown into them. The expense caused by any breakage, stoppage or damage resulting from a violation of this rule by Tenant, its employees, visitors, guests or licensees, shall be paid by Tenant.

       32. All contractors and/or technicians performing work for Tenant within the Building shall be referred to Landlord for approval before performing such work. This shall apply to all work including but not limited to, installation of telephone or telegraph equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceilings, equipment or any other physical feature of the Building. None of this work shall be done by Tenant without Landlord's prior written approval.

       33. If Tenant desires radio signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at the expense of Tenant, with the prior written approval and under the direction of Landlord. No wiring shall be installed in any part of the Building without Landlord's approval and direction. Landlord reserves the right to disconnect any radio, signal or alarm system when, in Landlord's opinion, such installation or apparatus interferes with the proper operation of the Building or systems within the Building. Further, unless otherwise agreed upon by Landlord, all telecommunications equipment necessary to serve Tenant shall be located in the Premises, or at Tenant's expense and at Landlord's option, in a lockable enclosure in a common area location designated by Landlord.

       34. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of its Premises or of the Building and the cost and repair cost of any defacement, damage or injury caused by Tenant, its agents or employees, shall be paid for by Tenant. Tenant will be responsible for any damage to carpeting and flooring as a result of rust or corrosion of file cabinets, post holders, roller chairs and metal objects.

       35. All glass, lighting fixtures, locks and trimmings in or upon the doors and windows of Tenant's Premises shall be kept whole and whenever any part thereof shall be broken through cause attributable to Tenant, its agents, guests or employees, the same shall immediately be replaced or repaired at Tenant's expense, and put in order under the direction and to the same condition of

Landlord and shall be left whole or in good repair, along with the same number and kind of keys as may be received by Tenant on entering upon possession of any part of said Building, or during the tenancy.

       36. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by Tenant or the employees, licensees, agents or invitees of Tenant, shall be paid by Tenant.

       37. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday working hours; should Tenant desire such work done on Saturdays, Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra cost thereof. All decorating, carpentry work, or any labor required for the installation of Tenant's equipment, furnishings or other property shall be performed at Tenant's expense by Landlord's employees or at Landlord's option and consent by persons or contractors authorized in writing by Landlord.

       38. Tenant shall not install any resilient tile or floor covering in the Premises except in a manner approved by Landlord. Tenant shall not remove any carpet, or wall coverings, window blinds, or window draperies in its Premises without the prior written approval from Landlord.

       39. No awnings or other projections shall be attached to the outside walls of the Building or on or around the windows of the Premises by Tenant without the prior written consent of Landlord. No curtains, blinds, draperies, shades or screens shall be attached to or hung in, or used in connection with, any window or door of Tenant's Premises by Tenant, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, draperies, shades, screens or other fixtures must be of a quality, type, material and color, and attached In the manner approved by Landlord.

       40. The sashes, sash doors, windows, side glass, glass floors and any lights or skylights that reflect or admit light into halls or other places of Building shall not be covered or obstructed by Tenant without the prior written approval from Landlord.

       41. No carpet, rug or other article shall be placed, hung or shaken on or in any perimeter opening of the Premises, nor shall anything be thrown or allowed to drop by Tenant out of such openings or down the passages, courts, light wells or atrium of the Building, or from balconies, and Tenant shall not sweep or throw or permit to be swept or thrown from its Premises any dirt, refuse or other similar substances upon the sidewalks or into any of the corridors or halls, elevators, lobbies, courts of stairways, light wells or areaways of the Building.

       42. Tenant shall not walk upon the roof of the Building nor make any installations upon or through the roof or walls of the Building, without the prior written consent of Landlord.

       43. Landlord may at any time within one hundred eighty (180) days before the expiration date of Tenant's lease, enter its Premises at all reasonable hours for the purpose of offering the same for rent; but Landlord will give Tenant ample notice of its intended time of showing the Premises.

       44. Tenant shall cooperate fully with the life safety plans of the Building as established and administered by Landlord. This includes participation by Tenant and employees of Tenant in exit drills, fire inspections, life safety orientations and other programs relating to safety that may be promulgated by Landlord.

       45. Tenant recognizes Landlord's interest in being free from labor difficulties, strikes, picketing or handbilling on or near Premises in which Landlord has a possessory or reversionary interest. Should such difficulties, strikes, picketing or handbilling be engaged in by Tenant's employees or the employees of Tenant's contractors, subcontractors, or agents, or be caused by the actions or presence of Tenant's employees, contractors, subcontractors, agents, or their employees, Tenant will take all reasonable steps to restore harmony. Furthermore, Tenant will be liable for all damages to Landlord occurring as a result of such difficulties, strikes, picketing, or handbilling.

       46. Landlord shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from the Premises or from the public areas of the Building, regardless of whether such loss occurs when the area is locked against entry. Landlord will not be liable to Tenant or Tenant's employees, customers or invitees for any damages or losses to persons or property caused by other tenants in the Building or from damages or losses caused by theft, burglary, assault, vandalism, or other crimes.

       47. Smoking is prohibited in all common areas of the Building including lobbies, restrooms, corridors, stairwells and the vending room.

       48. Landlord will be reasonable with regard to enforcement of all Rules and Regulations.

                                    EXHIBIT C

                         PREMISES IMPROVEMENT AGREEMENT



       WHEREAS, the undersigned Landlord and Tenant have executed, and delivered a certain Office Lease (the "Lease") to which this Agreement is attached, and into which this Agreement is fully incorporated by reference as Exhibit C; and

       WHEREAS, said Lease provides for the letting of space (the "Premises") within the building located at 425 Metro Place South, Dublin, Ohio 43017, commonly known as Metro Center Phase IV (the "Building"); and

       WHEREAS, the terms "Landlord," "Tenant," "Premises," and "Building" as used herein shall have the same meanings ascribed thereto as set forth in the Lease; and

       WHEREAS, Landlord and Tenant desire to set forth herein their respective agreements regarding the improvement of the Premises;

       NOW THEREFORE, in consideration of the premises, the execution and delivery of the Lease by the parties hereto, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and tenant, intending to be legally bound, hereby agree as follows:

SECTION 1.  TENANT IMPROVEMENTS.

       1.01 The term "Tenant Improvements" shall mean all improvements constructed or installed in or on the Premises in accordance with the Drawings and Specifications, as hereinafter defined.

       1.02 The term "Base Building Condition" shall mean the condition of the Premises prior to commencement of the work of constructing and installing the Tenant Improvements.

       1.03 The parties hereby agree that Landlord/Tenant shall perform all work required to complete the Tenant Improvements in the Premises, at the expense to Landlord and Tenant as allocated in Section 3.02 hereof.

SECTION 2.  DRAWINGS AND SPECIFICATIONS.

       2.01 The term "Drawings and Specifications" shall mean the final drawings, specifications and finish schedules for the Tenant Improvements which shall be approved by Landlord and Tenant in accordance with the following procedure:

              (a) Promptly after execution of this Tenant Improvement Agreement, Landlord shall provide Tenant with drawings which reflect the Base Building Condition of the Premises. Tenant has inspected the Premises, is familiar with the condition of the Premises, and acknowledges that the Base Building Condition is acceptable to Tenant and suitable for Tenant's proposed use.

              (b) As soon as reasonably possible after receiving the drawings described in subsection 2.01(a) above, but no more than thirty (30) days thereafter, Tenant shall deliver to Landlord Tenant's proposed final working drawings, specifications, finish schedules and the like for the Tenant Improvements. Landlord shall promptly review and resubmit the same to Tenant, either with Landlord's approval, or with Landlord's approval subject to comment, or with Landlord's reasonable disapproval. Tenant acknowledges that in approving or disapproving Tenant's plans and specifications, among other things, Landlord will require the Tenant Improvements proposed by Tenant to be reasonably consistent with the quality and design format adopted by Landlord from time to time as Landlord's "Building

       Standard." If Landlord fails to respond within thirty (30) days after receiving such proposed final drawings and the like, Landlord shall be deemed to have given its full approval thereto. Tenant shall resubmit any such drawings and the like which are returned by Landlord without complete approval as promptly as possible, and such resubmitted drawings and the like shall contain the information or changes required by Landlord. Once Landlord then satisfies itself that such drawings, specifications, finish schedules and the like are acceptable, Landlord shall so notify Tenant and the same shall constitute the "Drawings and Specifications" for purposes of this Premises Improvement Agreement.

SECTION 3.  PAYMENT OF COSTS.

       3.01 Landlord shall bear the cost of preparing the Base Building Condition described in Section 1.02 above.

       3.02 Landlord shall pay all costs of construction of the Tenant Improvements (the "Tenant Improvement Costs") pursuant to Exhibit C-1 attached hereto and made to be a part of this Lease (the "Landlord's Contribution"). The Landlord's Contribution will not exceed $29,205 including architectural and engineering costs. If the Tenant makes changes to the specifications as set forth in Exhibit C-1 which result in additional costs to the Landlord to complete the Tenant Improvements then, Tenant shall pay such excess cost as hereinafter provided.

       3.03 If at any time after the Tenant Improvement Costs are determined, Tenant desires to make changes in the drawings and specifications, Tenant shall submit to Landlord for approval working drawings, specifications, finish schedules and revised budgets and disbursement schedules for any and all such desired changes. The approval process for all such desired changes shall be set forth in Section 2 above.

       3.05   If Landlord contracts to have the Tenant Improvements constructed:

              (a) Landlord shall obtain two or more bids for such work, which, if when added to Landlord's Fee (hereinafter defined) exceeds the Landlord's Contribution. Tenant shall work with Landlord to revise the Drawings and Specifications or to obtain other bidders who are acceptable to Landlord to construct the Tenant Improvements, and whose bid is acceptable to Landlord. The foregoing notwithstanding, Landlord shall not be required to resubmit Tenant Improvements for bid more than twice.

              (b) Tenant shall pay Landlord a fee of 10% of the Tenant Improvement Costs as the "Landlord's Fee," to cover Landlord's costs incurred in connection with coordinating and contracting for such work.

              (d) Within ten (13) days after Tenant accepts the bid and Landlord selects the contractor, Tenant shall pay to Landlord fifty percent (50%) of the amount by which the Tenant Improvement Costs, including Landlord's Fee, exceeds the Landlord's Contribution. Immediately upon substantial completion of the Tenant Improvements, Tenant shall pay to Landlord the balance of the amount by which Tenant Improvement Costs exceed Landlord's Contribution. Substantial completion shall occur when an architect certifies that the Tenant Improvements are substantially complete.

              (d) In the event Tenant fails to pay to Landlord, any amount due hereunder when the same Is due, Landlord shall not be obligated to contract for Tenant Improvements or to cause construction to be commenced, Landlord may stop construction and such failure shall constitute a Default under the Lease. Any delay caused by Tenant's failure to pay any amount due hereunder when the same is due, shall not delay the Commencement Date of the Lease or any of Tenant's obligations thereunder.

SECTION 4.  TENANT'S WORK.

       4.01 All work in or about the Premises which is not within the scope of the work necessary to construct and install the Tenant Improvements, such as delivering and installing furniture, telephone equipment and wiring, and office equipment, shall be furnished and installed by Tenant entirely at Tenant's expense. Tenant shall submit a schedule for performing such additional work to Landlord for Landlord's approval and shall see that such work is conducted in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or to delay the work of constructing or installing the Tenant Improvements.

       4.02 Landlord shall give access and entry to the Premises to Tenant and Landlord's/Tenant's contract parties constructing the Tenant Improvements and performing such additional work, and reasonable opportunity and time to enable Tenant and such contract parties to perform and complete such work.

       4.03 If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord shall have the right to upon 12 hours written notice to Tenant to require Tenant to cease such additional work until such time as the Tenant Improvements are completed. Tenant agrees that any such entry or occupation of, and additional work, in the Premises shall be governed by all of the terms, covenants, conditions and provisions of the Lease, except the covenant for the payment of rental, and further agrees that Landlord shall not be liable in any way for injury, loss or damage which may occur to any of Tenant's work or installations made in such Premises, or to any personal property placed therein, the same being at Tenant's sole risk.

       4.04 In the event that Tenant performs the work to complete the Tenant Improvements, or if Landlord permits Tenant and/or Tenant's employees, agents, contractors and subcontractors to enter the Premises prior to the Commencement Date so that Tenant may do such additional work described above, then in either event, Tenant and/or Tenant's contractors, when applicable, shall be required to provide the following types of insurance in the following minimum amounts, which shall, at Landlord's option name Landlord and any other persons having an interest in the Building as additional insureds as their interest may appear, issued by companies approved by Landlord.

              (a) Worker's Compensation coverage, with limits of at least $500,000 for the employers' liability coverage thereunder, and/or statutory limits, whichever is greater.

              (b) Comprehensive General Liability Policy to include Products/Completed Operations, Broad Form Property Damage and Contractual Liability.

              (c) Automobile Liability coverage, with bodily injury limits of at least $100,000 per person, $300,000 per accident and $50,000 per accident for property damage. Original or duplicate policies for all of the foregoing insurance coverages shall be delivered to Landlord before Tenant's work is started and before any contractor's equipment is moved onto any part of the Building or area adjacent to the Building.

       4.05 Each contractor and subcontractor participating in Tenant's performance of work to complete the Tenant Improvements, or the additional work (if applicable), shall guarantee that its work will be free from any and all defects in workmanship and materials for the period of time which customarily applies in good contracting practice, but in no event for less than one (1) year after the acceptance of the work by Tenant and Landlord. The aforesaid guarantees of each such contractor and subcontractor shall include the obligation to repair or replace in a thoroughly first-class and workmanlike manner, and without any additional charge, all defects in workmanship and materials. All warranties or guarantees as to materials or workmanship on or with respect to Tenant's work, shall be contained in the contracts and subcontracts for performance of Tenant's work and shall be written so that they shall inure to the benefit of Landlord and Tenant as their respective interests may appear. Such warranties and guarantees shall be so written that they can be directly enforced by either Landlord or Tenant, and Tenant shall give to Landlord any assignment or other assurance necessary to effectuate the same.


       4.06 Tenant shall not employ any contractor unless previously approved in writing by Landlord. Tenant shall not be required to contract with anyone to whom Tenant has a reasonable objection. Contracts between Tenant and contractors shall (1) require each contractor, to the extent of the work to be performed by the contractor, to be bound to Tenant by the terms of the Lease and this Premises Improvement Agreement, and to assume toward Tenant all of the obligations and responsibilities which Tenant, by the Lease, assumes toward Landlord, and (2) allow to the Landlord/Owner (as a third party beneficiary) to the benefit of all rights, remedies and redress afforded to Tenant by the contract with the contractor as agent, and (3) allow Landlord/Owner to proceed against the contractor directly without Landlord/Owner being required to first proceed against Tenant.

SECTION 5.  MISCELLANEOUS.

       5.01 Each contractor and subcontractor participating in Tenant's work shall obtain prior written approval from Landlord for any space within the Building which such contractor or subcontractor desires to use for storage, handling and moving of its materials and equipment; in no event shall this paragraph be considered as a commitment of Landlord to provide Tenant, its contractors or subcontractors, any storage facilities outside of the Premises.

       5.02 Each contractor and subcontractor participating in Tenant's work shall make prior arrangements with Landlord for connections to the Building's utility systems and services, with such connections being made during the time of day or night and on such a day as Landlord may reasonably determine.

       5.03 It shall be Tenant's responsibility to cause each of Tenant's contractors and subcontractors participating in Tenant's work to remove and dispose of, at least once a week or more frequently, as Landlord may direct, all debris and rubbish caused by or resulting from the construction of Tenant's work and, upon completion of Tenant's work, to remove all temporary structures, surplus materials, debris and rubbish of whatever kind remaining in the Building, which has been brought in or created by the contractors and subcontractors in the construction of Tenant's work, at a time designated by Landlord.

       5.04 Tenant's contractors and subcontractors shall cause their employees and agents to enter and exit the Building via the entrance and elevators designated by Landlord. All materials, supplies and equipment shall be brought into the Building at times reasonably approved by Landlord.

       5.05 It shall be Tenant's responsibility to cause each of Tenant's contractors and subcontractors to maintain continuous protection of adjacent premises in the Building in such manner as to prevent any damage to such adjacent property by reason of the performance of Tenant's work or any repairs to the Premises.

       5.06 In the event that Tenant performs the work to complete the Tenant Improvements, Tenant or Tenant's contractor(s) shall file all drawings, plans and specifications, pay all fees and obtain all permits and applications from the City of Columbus Building Department, the Department of Labor and any other authorities' which may have jurisdiction.

                                        LANDLORD:
                                        L&B SERBO FUND, as Successor to School
                                        Employees Retirement Board of Ohio

                                        By: L&B Real Estate Counsel, a Texas
                                            general partnership, its Investment
                                            Manager

                                        By: L&B Realty Advisors, a Delaware
                                            Corporation, and its General Partner


                                        By: /s/ Paul Chapman
                                           -------------------------------
                                             Paul C. Chapman
                                             Authorized Signatory


                                        TENANT:

                                        Papnet of Ohio, Inc.


                                        By: /s/ David Richards
                                           -------------------------------

                                        Name: David Richards
                                             -----------------------------

                                        Its: President
                                            ------------------------------

                                    EXHIBIT F


                               JANITORIAL SERVICES


NIGHTLY SERVICE

A.     General Office Areas (including inside offices)

       1.     Empty trash receptacles.

       2.     Empty ash trays, wet wipe and polish.

       3.     Vacuum traffic aisles.

       4. Dust mop floors, taking care to get under furniture and into corners.

       5.     Spot clean carpet.

       6.     Clean and polish drinking fountains.

       7. Thoroughly dust all horizontal surfaces including desk tops, file cabinets, chairs, tables, edges, etc.

       8.     Remove fingerprints from entrance glass.

B.     Restrooms

       1. Stock towels, tissue, hand soap, sanitary napkins (to be provided by the Contractor).

       2.     Empty trash receptacles.

       3. Empty sanitary napkin disposal units and wrap for separate disposal.

       4.     Clean and polish mirrors.

       5. Toilets and urinals to be cleaned and disinfected inside and outside, polish brightwork.

       6.     Toilet seat to be cleaned on both sides.

       7.     Scour, disinfect all basins, polish brightwork.

       8. Dust partition tops, ledges, louvers in doors, tops of mirrors, and vanity lights.

       9.     Remove splash marks from walls around wash basins.

       10.    Wipe towel cabinet covers.

       11.    Remove fingerprints from stall doors.

       12.    Spot clean entrance door.

       13.    Wet mop restroom floor using a disinfectant.

       14. Clean private bathrooms, however, Tenant shall provide supplies to clean and stock same.

C.     Corridors


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       1.     Dust mop and/or vacuum.

       2.     Dust ledges.

D.     Stairway

       1.     Police debris from stairs and landings.

E.     Elevators

       1.     Vacuum carpeting and spot clean to remove stain.

       2.     Wet mop freight elevator floor.

       3.     Shampoo carpeting (every two weeks).

       4.     Clean interior wall surfaces.

       5.     Clean elevator doors.


WEEKLY SERVICE

A.     General Office Area

       1.     Dust all vertical surfaces of desks, file cabinets.

       2. Remove dust from all hard to reach areas such as tops of high cabinets, picture frames, baseboards, window sills and any other area not serviced nightly.

       3.     Remove handprints from around light switches and door frames.

       4.     Vacuum all carpeting.

       5.     Clean interior glass.

B.     Restrooms

       1.     Wash restroom partitioning using a disinfectant.

       2.     Dust and/or vacuum vents in ceiling.

       3.     Wash trash receptacles.

       4.     Wash sanitary napkin disposal units using a disinfectant.

       5.     Clean plumbing under sinks.

C.     Stairways

       1.     Sweep and/or dust mop steps and landing in stairways.

       2.     Dust ledges.

       3.     Remove spillage.


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MONTHLY SERVICE

A.     Restrooms

       1.     Scrub ceramic floors.


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